UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

CELGENE CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-16132	22-2711928
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 31, 2008, Celgene Corporation announced its earnings for the quarter and full-year ended December 31, 2007. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing such results.

The information in this Report, including the exhibits attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibit 99.1 Press Release dated January 31, 2008.

These exhibits are furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: January 31, 2008

By: /s/ David W. Gryska
Name: David W. Gryska
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 31, 2008 announcing results for the quarter and full-year ended December 31, 2007.